YOUR VOTE IS IMPORTANT!

      Please execute and return the enclosed proxy promptly whether or not you plan to attend T. Rowe Price Group, Inc.'s Annual Meeting of Stockholders.



                      T. Rowe Price (registered trademark)

                           T. ROWE PRICE GROUP, INC.
                             100 East Pratt Street
                              Baltimore, MD 21202



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 11, 2002


     We will hold the Annual Meeting of Stockholders of T. Rowe Price Group, Inc. at the Hyatt Regency Hotel, 300 Light Street, Baltimore, Maryland, 21202, on Thursday, April 11, 2002, at 10:00 a.m. At this meeting, we will ask stockholders to:

     1)   elect a Board of 15 Directors; and

     2)   vote on any other business that properly comes before the meeting.

     Stockholders who owned shares of Price Group's common stock as of February 11, 2002, are entitled to attend and vote at the meeting or any adjournments.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Barbara A. Van Horn
                                          Secretary

Baltimore, Maryland
March 4, 2002



                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                        Page
Introduction; Proxy Voting Information                                   1

Proposal: Election of Directors                                          2

The Nominees                                                             2

The Board of Directors and Committees                                    5

Compensation Committee Interlocks and Insider Participation              5

Report of the Audit Committee                                            6

Compensation of Executive Officers and Directors                         7

Summary Compensation Table                                               7

Option Grants in 2001                                                    8

Aggregated Option Exercises in 2001 and
Option Values at December 31, 2001                                       8

Report of the Executive Compensation Committee                           9

Stock Performance Chart                                                  12

Certain Ownership of Price Group's Stock                                 13

Compliance with Section 16(a) of the
Securities Exchange Act of 1934                                          13

Selection of Independent Accountants                                     13

Disclosure of Fees Charged by Independent Accountants                    13

Stockholder Proposals for the 2003 Annual Meeting                        14

Other Matters                                                            14

Exhibit A: Audit Committee Charter                                       A-1

Terms used in this proxy statement:

o "We" and "Price Group" all refer to T. Rowe Price Group, Inc. except in the Report of the Audit Committee and the Report of the Executive Compensation Committee. In these reports, "we" refers to members of each respective committee.

o    "Meeting" refers to the 2002 Annual Meeting of Stockholders.

o "Price fund" means any mutual fund company or trust organized by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., subsidiaries of T. Rowe Price Group, Inc.

o    "You" refers to the stockholders of Price Group.

o "Price Associates" refers to T. Rowe Price Associates, Inc., a wholly-owned subsidiary of Price Group. Price Associates organizes and serves as an investment adviser to the Price funds.

o "T. Rowe Price International, Inc." refers to T. Rowe Price International, Inc., formerly Rowe Price-Fleming International, Inc., which is the investment adviser to the Price international funds.



                                PROXY STATEMENT
                     INTRODUCTION; PROXY VOTING INFORMATION

     We are sending you this proxy statement and the accompanying proxy card in connection with the solicitation of proxies by Price Group's Board of Directors for the meeting just described in the notice and at any adjournments or postponements. The purpose of the meeting is to:

     1)   elect a Board of 15 Directors; and

     2)   act upon any other business that properly comes before the meeting.

     This proxy statement, proxy card, and our 2001 Annual Report to Stockholders, containing Price Group's financial statements and other financial information for the year ended December 31, 2001, form your meeting package. We sent you this package on or about March 5, 2002.

     At the close of business on February 11, 2002, the record date of the meeting, 123,329,009 shares of Price Group's common stock, par value $.20 per share, were outstanding and entitled to vote at the meeting. We have approximately 3,900 stockholders of record. In electing directors, stockholders may cast one vote per share owned for each director to be elected; stockholders cannot use cumulative voting. If the number of votes present or represented at the meeting are sufficient to achieve a quorum, directors who receive a plurality of these votes (excluding abstentions and broker non-votes) are elected to serve until the 2003 annual meeting or until their successors are elected and qualify. Under Price Group's charter, the "one share: one vote" policy may be modified in the case of certain persons and groups owning in excess of 15% of our common stock. We do not believe this provision will apply to any stockholders voting at this meeting.

     Price Group will pay for the costs of soliciting proxies and preparing the meeting materials, and has retained Georgeson Shareholder Communications Inc. to assist us in soliciting proxies for a fee of $6,000 plus reimbursement for out-of-pocket expenses. We ask securities brokers, custodians, nominees, and fiduciaries to forward meeting materials to our beneficial stockholders as of the record date, and will reimburse them for the reasonable out-of-pocket expenses they incur. Directors, officers, and employees of Price Group and our subsidiaries may solicit proxies personally or by telephone or telegram, but will not receive additional compensation.

     The Board of Directors has selected James S. Riepe, George A. Roche, and M. David Testa to act as proxies. When you sign and return your proxy card or vote your shares using the telephone or internet connections to Wells Fargo Shareowner Services, our transfer agent and proxy tabulator, you appoint Messrs. Riepe, Roche, and Testa as your representatives at the meeting. If you wish to change your vote before the meeting, deliver a letter revoking the proxy to Price Group's Secretary (Barbara A. Van Horn, c/o T. Rowe Price Group, Inc., 100 East Pratt Street, Baltimore, MD 21202) or properly submit another proxy bearing a later date. Even if you vote your proxy before the meeting, you may still attend the meeting, file a notice revoking the previously submitted proxy, and then vote again in person. The last proxy properly submitted by you before the voting is closed at the meeting will be counted.

     You will be able to vote your proxies in three ways:

     1) by mail - complete the enclosed proxy card and return it in the envelope provided;

     2) by telephone - as prompted by the telephone voting menu, enter a company number and control number, both of which are found on your proxy card, to confirm your voting authority and instruct the proxies on how to vote your shares; or

     3) by using the internet - as prompted by the menu found at http://www.eproxy.com/trow/, enter a company number and control number to gain access to the voting site.

     Remember, no matter which voting method you use, you may revoke your proxy and resubmit a new one at the meeting, or no later than noon Eastern Time on April 10, 2002, if you vote by telephone or access the internet voting site. Our counsel has advised us that these three voting methods are permitted under the corporate law of Maryland, the state in which Price Group is incorporated.

     If your shares are held in a brokerage account, you will receive a full meeting package including a proxy card to vote your shares. Your brokerage firm may also permit you to vote your proxy by telephone or the internet. Brokerage firms have the authority under New York Stock Exchange rules to vote their clients' unvoted shares on certain routine matters, one of which is the election of directors. If you do not vote your proxy, your brokerage firm may choose to vote for you or leave your shares unvoted. We urge you to respond to your brokerage firm so that your vote will be cast.


                             ELECTION OF DIRECTORS

     Fifteen directors currently serve on our Board of Directors. The Board has nominated all of them to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualify.

     All properly executed proxies received in time to be tabulated for the meeting will be voted FOR the election of the nominees named in the following table, unless otherwise specifically instructed. If any nominee becomes unable or unwilling to serve between now and the meeting, proxies will be voted FOR the election of a replacement designated by the Board of Directors.


The Nominees

     The following are brief biographical sketches of the 15 nominees. Unless otherwise noted, they have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years. Nominees who are employees of Price Group may also serve as directors or officers of Price Associates or Price International, each of which is an investment adviser to certain of the Price funds. Information regarding committee membership, the number of shares of Price Group's common stock owned by each nominee as of the record date, and the percent of individual beneficial ownership if 1% or greater is also included. Unless otherwise indicated in the footnotes that follow, the nominees have sole voting and disposition powers over the shares beneficially owned by them.

     The Board of Directors recommends that you vote FOR all of the following nominees:

Edward C. Bernard, age 45, has been a director of Price Group since 1999, a managing director since 1995, a vice president between 1989 and 1995, and an employee since 1988.
                                                              459,803 shares (1)

D. William J. Garrett, age 56, has been an independent director of Price Group since April 2001, and is a member of both the Audit and Executive Compensation Committees. He was the Group Chief Executive of Robert Fleming Holdings Limited from 1997 until 2000 when the company was acquired by the Chase Manhattan Corporation. He also served as a director of Rowe Price-Fleming International, Inc. (now Price International) from 1981 until 2000.

                                                                6,000 shares (2)

James H. Gilliam, Jr., age 56, has been an independent director of Price Group since September 2001, and is a member of the Executive Compensation Committee. He is an attorney and businessman. From 1979 until 1998, Mr. Gilliam held various positions with Beneficial Corporation, and was its Executive Vice President, General Counsel, and member of the Board of Directors at the time of its 1998 merger with Household International, Inc., a diversified financial services firm. He is a member of Household's Board of Directors.

                                                                    1,000 shares

                                                           (see notes on page 4)



Donald B. Hebb, Jr., age 59, has been an independent director of Price Group since 1999, and is a member of the Audit, Executive, and Executive Compensation Committees. He has been the managing general partner of ABS Capital Partners, a private equity firm, since 1993. He also serves on the Board of Directors of SBA Communications Corporation, an owner and operator of wireless communications infrastructure in the United States, and OTG Software, Inc., a provider of online data storage management and data access software.

                                                                9,500 shares (3)

Henry H. Hopkins, age 59, has been a director of Price Group since 1987, a managing director since 1989, a vice president between 1976 and 1989, and an employee since 1972.

                                                            1,228,780 shares (4)

James A.C. Kennedy, age 48, has been a director of Price Group since 1996, the director of the Equity Division of Price Associates since 1997, a managing director since 1990, a vice president between 1981 and 1990, and an employee since 1978. He is a director or trustee of 21 equity funds within the Price funds.

                                                    1,684,849 shares (1.36%) (5)

John H. Laporte, age 56, has been a director of Price Group since 1996, a managing director since 1989, a vice president between 1978 and 1989, and an employee since 1976. He is a director or trustee of nine equity funds within the Price funds and serves as president of one fund.

                                                    2,323,744 shares (1.88%) (6)

Richard L. Menschel, age 68, has been an independent director of Price Group since 1995, is chairman of the Executive Compensation Committee, and serves on the Nominating Committee. He holds the title of Senior Director of Goldman Sachs, an investment banking firm for which he worked for over 25 years. Mr. Menschel retired from Goldman Sachs more than five years ago and is no longer an employee of Goldman Sachs.

                                                               43,000 shares (7)

William T. Reynolds, age 53, has been a director of Price Group since 1996, director of the Fixed Income Division since 1994, a managing director since 1990, a vice president between 1983 and 1990, and an employee since 1981. He is a director or trustee of 19 fixed income funds within the Price funds, serves as chairman of two of these funds, and is president of 15 funds.

                                                            1,180,655 shares (8)

James S. Riepe, age 58, has been a director of Price Group since 1981, a vice chairman since 1997, a managing director since 1989, a vice president between 1981 and 1989, and director of the Investment Services Division and an employee since 1981. He is chairman of two of the 53 Price funds for which he serves as a director or trustee. Mr. Riepe is a member of the Executive Committee.

                                                    2,957,160 shares (2.39%) (9)

George A. Roche, age 60, has been a director of Price Group since 1980, chairman and president since 1997, chief financial officer between 1984 and 1997, a managing director since 1989, a vice president between 1973 and 1989, and an employee since 1968. He is chairman of the Executive and Nominating Committees, but will resign his position as a member of the Nominating Committee after this year's annual meeting.

                                                   3,478,384 shares (2.81%) (10)

Brian C. Rogers, age 46, has been a director of Price Group since 1997, a managing director since 1991, a vice president between 1985 and 1991, and an employee since 1982. He is president of two Price funds.

                                                   1,326,857 shares (1.07%) (11)

M. David Testa, age 57, has been a director of Price Group since 1981, a vice chairman and the chief investment officer since 1997, a managing director since 1989, a vice president between 1976 and 1989, and an employee since 1972. Mr. Testa also served as chairman of Price International from 1982 until 2000. He is a director or trustee of 53 equity or fixed income funds within the Price funds, serves as chairman of one of these funds, and is the president of two funds. Mr. Testa is a member of the Executive Committee.

                                                   2,364,043 shares (1.90%) (12)

Martin G. Wade, age 58, has been a director of Price Group since 2000, and a managing director since 2000. He has been the chairman of Price International since 2000, and a director since 1994. He also is a director of four of Price's international funds, and chairman of three of these funds.

                                                             471,500 shares (13)

Anne Marie Whittemore, age 55, has been an independent director of Price Group since 1995, is the chairman of the Audit Committee, and is a member of the Executive Compensation and Nominating Committees. She is a partner in the law firm of McGuireWoods LLP and serves as a director of Owens & Minor, Inc., a distributor of medical and surgical supplies, and Albemarle Corporation, a manufacturer of specialty chemicals.

                                                              43,800 shares (14)

                       Beneficial ownership of common stock
                       by all directors and executive officers
                       as a group (21 persons)            19,318,392 shares
                                                                   (14.91%) (15)
--------------------------------------------------------------------------------

     (1) Includes 286,796 shares that may be acquired by Mr. Bernard within 60 days upon the exercise of stock options. Also includes 24,000 shares owned by a member of Mr. Bernard's family. Mr. Bernard disclaims beneficial ownership of the shares identified in the preceding sentence.

     (2) Includes 6,000 shares that may be acquired by Mr. Garrett within 60 days upon the exercise of stock options.

     (3) Includes 9,000 shares that may be acquired by Mr. Hebb within 60 days upon the exercise of stock options.

     (4) Includes 96,992 shares that may be acquired by Mr. Hopkins within 60 days upon the exercise of stock options.

     (5) Includes 371,104 shares that may be acquired by Mr. Kennedy within 60 days upon the exercise of stock options.

     (6) Includes 516,200 shares that may be acquired by Mr. Laporte within 60 days upon the exercise of stock options. Also includes 353,984 shares held by, or in trusts for, members of Mr. Laporte's family. Mr. Laporte disclaims beneficial ownership of the shares identified in the preceding sentence.

     (7) Includes 43,000 shares that may be acquired by Mr. Menschel within 60 days upon the exercise of stock options.

     (8) Includes 468,000 shares that may be acquired by Mr. Reynolds within 60 days upon the exercise of stock options. Also includes 10,800 shares owned by a member of Mr. Reynolds' family. Mr. Reynolds disclaims beneficial ownership of the shares identified in the preceding sentence.

     (9) Includes 547,236 shares that may be acquired by Mr. Riepe within 60 days upon the exercise of stock options. Also includes 145,000 shares held in a charitable foundation for which Mr. Riepe has voting and disposition power, and 330,000 shares held by, or in trusts for, members of Mr. Riepe's family. Mr. Riepe disclaims beneficial ownership of the shares held by, or in trusts for, family members.

     (10) Includes 620,800 shares that may be acquired by Mr. Roche within 60 days upon the exercise of stock options. Also includes 800,000 shares held by, or in trusts for, members of Mr. Roche's family. Mr. Roche disclaims beneficial ownership of the shares identified in the preceding sentence.

     (11) Includes 645,600 shares that may be acquired by Mr. Rogers within 60 days upon the exercise of stock options.

     (12) Includes 1,096,800 shares that may be acquired by Mr. Testa within 60 days upon the exercise of stock options. Also includes 80,000 shares held in trusts for members of Mr. Testa's family. Mr. Testa disclaims beneficial ownership of the shares identified in the preceding sentence.

     (13) Includes 451,500 shares that may be acquired by Mr. Wade within 60 days upon the exercise of stock options.

     (14) Includes 43,000 shares that may be acquired by Mrs. Whittemore within 60 days upon the exercise of stock options.

     (15) Includes 6,278,577 shares that may be acquired by all directors and executive officers as a group within 60 days upon the exercise of stock options.

     During 2001, an affiliate of Goldman Sachs performed services for Price Group, including security brokerage services. Mr. Menschel has been retired from Goldman Sachs for over five years and did not receive any compensation from Goldman Sachs relating to these services or otherwise. Executive and other officers of Price Group hold investments in two funds managed by ABS Capital Partners, which in each case represent less than 1% of the amount invested or committed to be invested in these funds.



The Board of Directors and Committees

     During 2001, there were six meetings of the Board of Directors. Each director attended at least 75% of the combined total number of meetings of the Board and Board committees of which he or she was a member. The Board of Directors of Price Group has an Audit Committee, Executive Committee, Executive Compensation Committee, and a Nominating Committee.

     The Audit Committee, which met six times during 2001, is composed of three non-employee directors who meet the independence criteria established by the National Association of Securities Dealers, Inc. The Board of Directors has adopted a written charter for the Audit Committee. The report of the Audit Committee describes the scope of authority of the committee and may be found on page 6. The committee's charter is included as Exhibit A.

     The Executive Committee functions between meetings of the Board of Directors. It possesses the authority to exercise all the powers of the Board except as limited by Maryland law. If the committee acts on matters requiring formal Board action, those acts are reported to the Board of Directors at its next meeting for ratification. The Executive Committee approved three matters by unanimous written consent in lieu of meetings during 2001.

     As will be further described in the Report of the Executive Compensation Committee, this committee establishes the compensation for certain executive officers and generally reviews benefits and compensation for other officers and key employees. It also administers our stock incentive and stock purchase plans and the Executive Incentive Compensation Plan. The committee met five times during 2001.

     The Nominating Committee advises the Board of Directors on the selection and nomination of individuals to serve as directors of Price Group. Nominations for director submitted to the committee by stockholders are evaluated according to our needs and the nominee's knowledge, experience, and background. The Nominating Committee met three times during 2001.

     Mr. Roche is resigning from his position as a member of the Nominating Committee after this year's annual meeting, after which all of its members will be independent directors.


Compensation Committee Interlocks and Insider Participation

     None of our directors or other executive officers served as a director or executive officer for another corporation that has a director or executive officer serving on our Board of Directors.


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees Price Group's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Our committee held six meetings during 2001.

     In fulfilling our oversight responsibilities, we reviewed with management the audited financial statements prior to their issuance and publication in the 2001 Annual Report to Stockholders. In addition, we reviewed with our independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Price Group's accounting principles and other matters required to be discussed with the committee under generally accepted auditing standards. We also discussed with the independent accountants their independence from management and Price Group, including the matters in the written disclosures from the independent accountants pursuant to Independence Standards Board Standard No. 1. We further considered whether the provision by the independent accountants of the non-audit services described elsewhere in this proxy statement is compatible with maintaining their independence. Finally, we recommended, and the Board of Directors approved, the selection of KPMG LLP as Price Group's independent accountants for 2001.

     We also discussed with Price Group's internal auditors and independent accountants the overall scope and plans for their respective audits. We met with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of Price Group's internal controls, and the overall quality of financial reporting.

     In reliance upon the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Anne Marie Whittemore, Chairman
                                          Donald B. Hebb, Jr.
                                          D. William J. Garrett



                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table. The following table summarizes the compensation of certain of our executive officers who received the highest compensation during 2001.

                           Summary Compensation Table

                                                 Long-Term          All Other
                   Annual Compensation (1)  Compensation Award   Compensation(3)
--------------------------------------------------------------------------------
                                                  Number of
                                                  Securities
Name and                                          Underlying
Principal                                          Options
Position       Year     Salary      Bonus (2)     Granted (#)
---------      -----   --------    ---------      ------------
George A.
Roche          2001    $300,000    $1,700,000             0          $25,653
Chairman
and            2000     300,000     2,500,000         50,000          25,033
President      1999     300,000     2,500,000         50,000          25,100

James S.
Riepe          2001     300,000     1,700,000             0           24,153
Vice
Chairman       2000     300,000     2,500,000         56,986          23,533
               1999     300,000     2,500,000         52,373          23,600

M. David
Testa          2001     300,000     1,700,000              0          28,653
Vice
Chairman       2000     300,000     2,500,000         50,000          28,033
               1999     300,000     2,500,000         50,000          28,100

James A.C.
Kennedy        2001     300,000     1,600,000         80,000          32,728
Managing
Director       2000     300,000     2,000,000         80,000          28,308
               1999     300,000     1,750,000         80,000          54,872

William T.
Reynolds       2001     300,000     1,400,000         60,000          24,482
Managing
Director       2000     300,000     1,650,000         60,000          28,071
               1999     300,000     1,500,000         80,000          54,208
--------------------------------------------------------------------------------

     (1) No officer named in this table received any perquisites or other personal benefits, securities or property whose total value exceeded the lesser of either $50,000 or 10% of his total 2001 salary and bonus reported above, except as described in Note 3.

     (2) Bonuses for 2001, 2000, and 1999 were paid under the Executive Incentive Compensation Plan. Bonuses may vary significantly from year to year and among eligible employees. See "Report of the Executive Compensation Committee."

     (3) The following types of compensation may be included in other compensation:

               a. Contributions made under the T. Rowe Price U.S. Retirement Program, formerly the Basic Retirement and 401(k) Plus Plans. This plan provides retirement benefits based on the investment performance of each plan participant's account.

               b. Directors' fees paid by a wholly-owned subsidiary of Price Group.

               c. Matching contributions paid under our Employee Stock Purchase Plan.

               d. The appraised fair market value of an interest in a limited liability company formed by Price Associates to hold certain venture capital funds and be distributed to certain officers and key employees.

               e. Additional cash compensation representing payment for an amount that could not be credited to the officer's retirement account due to contribution limits imposed under
                    Section 415 of the Internal Revenue Code.

Option Grants Table. The following table shows the number of stock options granted in 2001 to the executive officers named in the Summary Compensation Table and other information regarding their grants. Stock options are granted at 100% of fair market value on the date of grant and are generally exercisable in five equal increments on the first through fifth anniversaries of the grant date. There is a provision in all existing option agreements under our 2001 Stock Incentive Plan that may accelerate the vesting of currently outstanding but unexercisable options or future option grants so that all options will become exercisable for the one-year period following a change in control of Price Group. The Executive Compensation Committee may modify or rescind this provision, or make other provisions for accelerating the ability to exercise options.



                             Option Grants in 2001
                               Individual Grants




                                                              Potential
                                                          Realizable Value at
                         Percent                            Assumed Annual
                        of Total   Exercise               Rates of Stock Price
           Number of     Options      or                    Appreciation for
           Securities   Granted to   Base                    Option Term (2)
           Underlying   Employees   Price                 -------------------
            Options     in Fiscal   (Per    Expiration
Name       Granted (1)    Year      Share)     Date          5%          10%
--------------------------------------------------------------------------------
George J.
Roche             0       0         N/A        N/A           N/A         N/A

James S.
Riepe             0       0         N/A        N/A           N/A         N/A

M. David
Testa             0       0         N/A        N/A           N/A         N/A

James A.C.
Kennedy      80,000       1.98     $25.70    9/21/2011   $1,292,800   $3,276,800

William T.
Reynolds     60,000       1.48     $25.70    9/21/2011      969,600    2,457,600
--------------------------------------------------------------------------------

     (1) These options contain option replenishment features that allow an option holder to receive additional options if a non-qualified stock option is exercised by relinquishing shares already owned. These new options are granted at the fair market value on the date of exercise and may be exercised until the expiration date of the related option. The new options, which are equal in number to the shares relinquished, are exercisable immediately.

     (2) We are required by the Securities and Exchange Commission to use a 5% and 10% assumed rate of appreciation over the terms of stock options granted in 2001. Based upon these rates of stock price appreciation, the prices per share of Price Group's common stock at the end of each option grant term are $41.86 (5% appreciation rate) and $66.66 (10% appreciation rate). If the price of our common stock does not appreciate, the option holders will receive no benefit from the stock option grants. The appreciated stock prices used in these calculations do not represent Price Group's projections or estimates of the price of our common stock. Federal or state income tax consequences relating to stock option transactions have not been taken into account.

Aggregated Option Exercises and Option Values Table. The following table shows 2001 stock option exercises and the value of unexercised options for those executive officers named in the Summary Compensation Table. In the case of exercised options, value is considered to be the difference between the exercise price and the market price on the date of exercise. In the case of unexercised options, value is considered to be the difference between the exercise price and market price at the end of 2001. An "In-the-Money" option is an option for which the option price of the underlying stock is less than $34.73, the closing market price of Price Group's common stock on the last trading day of 2001.
The following values resulted from appreciation of the stock price since the options were granted.



                      Aggregated Option Exercises in 2001
                     and Option Values at December 31, 2001


                                          Number of
                                         Securities              Value of
                                         Underlying              Unexercised
                                         Unexercised            "In-the-Money"
            Shares                       Options at              Options at
           Acquired                   December 31, 2001       December 31, 2001
             Upon         Value         (Exercisable/           (Exercisable/
Name       Exercise     Realized        Unexercisable)          Unexercisable)
--------------------------------------------------------------------------------
George A.
Roche        23,200       $814,128       620,800/90,000     $13,457,234/$119,400

James S.
Riepe             0              0       547,236/90,000       10,867,074/119,400

M. David
Testa        50,000      1,739,647     1,196,800/90,000       30,395,214/119,400

James A.C.
Kennedy     143,725      3,483,934      371,104/244,000        4,454,904/953,700

William T.
Reynolds          0              0      468,000/200,000        7,583,665/773,100
--------------------------------------------------------------------------------

Compensation of Directors. Directors who are also officers of Price Group do not receive separate fees as directors of Price Group. Each non-employee director received a $50,000 retainer for his or her 2001 service on the Board of Directors and its committees, with the exception of Mr. Gilliam who received $25,000 for his partial year of service.

     The following options to purchase shares of the common stock of Price Group were granted to non-employee directors pursuant to the 1998 Director Stock Option Plan approved by stockholders on April 16, 1998:

     1) Mr. Garrett received options to purchase 6,000 shares of Price Group's common stock at $31.00 per share, the fair market value of a share of stock on April 5, 2001, the date of his election to the Board of Directors and date of grant.

     2) Each of Messrs. Garrett, Hebb and Menschel, and Mrs. Whittemore received options to purchase 3,000 shares of Price Group's common stock at $34.82 per share, the fair market value of a share of stock on April 26, 2001, the date of the annual grant.

     3) Mr. Gilliam received options to purchase 6,000 shares of Price Group's common stock at $36.47 per share, the fair market value of a share of stock on September 6, 2001, the date of his election to the Board of Directors and date of grant.


                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     Richard Menschel, William Garrett, James Gilliam, Donald Hebb, and Anne Marie Whittemore are all of the members of the Executive Compensation Committee and independent members of the Board of Directors. In this report, the term "we" refers to members of the committee. Our report on executive compensation for 2001 follows.

     We are responsible to the Board of Directors, and ultimately to the stockholders of Price Group, for:

     1) determining the compensation of the chief executive officer and other officers who sit on Price Group's Board of Directors;

     2) overseeing the administration of Price Group's Executive Incentive Compensation Plan, stock incentive plans, and employee stock purchase plan; and

     3) reviewing and approving the general salary and incentive compensation levels and other compensation policies for the rest of Price Group's managing directors and other key employees.

     The Management Compensation Committee makes compensation decisions not included in these categories, including individual compensation decisions for officers not on the Board of Directors .

     We have acknowledged since the inception of this committee that the investment management and securities industries are highly competitive and that experienced professionals have significant career mobility. We believe that the ability to attract, retain, and provide appropriate incentives for the highest quality professional personnel is essential to maintain Price Group's competitive position in the investment management and financial services industries, as well as to provide for the long-term success of Price Group.

     We believe that Price Group must pay competitive levels of cash compensation and offer appropriate equity and other incentive programs. These programs must always be consistent with stockholder interests. We think these programs are necessary to motivate and retain Price Group's professional personnel. These compensation programs are keyed to achieve short- and long-term performance goals established by our committee and the Board. We believe that our compensation policies are competitive with those of other companies in the investment management and financial services industries.

     During 2001, base salaries for each of the individuals named in the Summary Compensation Table on page 7 were unchanged from the prior year. Price Group's policy is that base salaries for these executives should form a relatively low percentage (substantially below 50%) of their total cash compensation opportunity, and that the major portion of cash compensation should be performance based, and derived from payments made under the Executive Incentive Compensation Plan. We will authorize payments from this plan only if Price Group meets the performance goals established under the plan.

     Price Group's Board of Directors and stockholders approved the Executive Incentive Compensation Plan in 1995. It establishes a pool that relates incentives to Price Group's income before income taxes and minority interests for the year (which we call adjusted earnings), subject to Price Group meeting a return on equity target. The pool, assuming adjusted earnings exceed $50 million, is $3,000,000 plus 8% of adjusted earnings over $50,000,000. The minimum return on equity to permit full payments under the plan is 20%. If the return on equity is less than 20% but at least 10%, for each full percentage point shortfall below 20%, the maximum pool is reduced by 5%. If the return on equity falls below 10%, no bonus payment will be made under the plan for that year.

     At the beginning of 2001, we designated the executive officers named in the Summary Compensation Table on page 7 as participants in the Executive Incentive Compensation Plan. We also determined that each participant would be eligible to receive up to a specified maximum percentage of the available pool. The percentages varied among the participants. At the end of 2001, we reviewed the requirements established by the plan for determining incentive awards and also determined and certified that each of the plan's performance goals had been satisfied before we approved and permitted payment of bonuses pursuant to the plan. We expect that all payments pursuant to the plan will be deductible under
Section 162(m) of the Internal Revenue Code of 1986, and that all compensation payable to these individuals for 2001 performance similarly will be deductible.

     We considered various qualitative and quantitative factors in determining the amount of incentive compensation awarded to Mr. Roche, Mr. Riepe, and Mr. Testa in 2001. These factors included investment performance in comparison to comparable mutual funds, marketing effectiveness, international expansion, customer service, management of corporate assets, financial performance, and corporate infrastructure development. We also took into account the fact that Mr. Roche, Mr. Riepe, and Mr. Testa during 2001 had broad company-wide management responsibilities as well as line operating responsibilities. We viewed each as making generally equivalent company-wide contributions to 2001 performance and determined that each of these individuals had demonstrated strong management performance over an extended timeframe.

     In the cases of Mr. Kennedy and Mr. Reynolds, we took into consideration their respective contributions as heads of Price Associates' Equity and Fixed Income Divisions. We noted that many Price Associates investment professionals, including certain senior portfolio managers whom we did not designate as participants in the plan for 2001 and are compensated under other incentive compensation programs and arrangements, also were significant contributors to 2001 performance.

     The incentive compensation awarded to each of the named executives was considerably less than the maximum amount permitted by the Executive Incentive Compensation Plan. In addition, the bonus amounts for each of the named executives were lower than the amounts for the prior year, reflecting an overall policy of lower bonus amounts, particularly for Price Group's more senior executives, due to the lower relative financial performance in 2001 in comparison to the prior year. The awards were based upon our consideration of the various factors described above as well as Price Group's historical compensation policies and financial industry compensation trends. We could determine in the future to award payment of a greater portion or all of the executive incentive compensation pool in order to maintain a competitive compensation structure and thus retain key personnel.

     In 2001, we did not award options to purchase shares of common stock to any one of Messrs. Roche, Riepe, and Testa. We awarded options to Mr. Reynolds to purchase 60,000 shares of common stock, and to Mr. Kennedy options to purchase 80,000 shares of common stock, all at an exercise price of $25.70 per share. These grants accounted for about 3.46% of the total option awards. We made no grants this year to our three most senior executives in order to focus more of the option pool on other officers and key employees who do not already have as significant an ownership interest in Price Group so that they have a greater opportunity to participate in the future appreciation in the value of Price Group's common stock. We believe that our option program, particularly as it relates to other key employees, plays an important role in our ability to attract and retain our senior executives and key employees.

     We have compared compensation levels of top management of Price Group to relevant publicly available data for the investment management, securities, and other financial services industries and have found our compensation levels to be competitive. Certain of these companies are included in the CRSP Total Return Index for Nasdaq Financial Stocks shown in the Stock Performance Chart that follows this report.

     We believe that Price Group competes for executive talent with a large number of investment management, securities, and other financial services companies. Some of our competitors are privately owned and others have significantly larger market capitalizations than Price Group. The practice of Price Group and our committee is to review available compensation data from a large universe of financial services companies. We receive the assistance of an independent compensation consulting firm, selected by our committee and not by management, in comparing the executive compensation and compensation policies of Price Group with those of other public companies, including companies that compete with Price Group for talent. We reiterate that our goal is to maintain compensation programs that are competitive within the investment management and financial services industries, and, therefore, in stockholders' continuing best interests.

     We believe that the 2001 compensation levels disclosed in this proxy statement are reasonable and appropriate in light of Price Group's performance.

                                             Richard L. Menschel, Chairman
                                             D. William J. Garrett
                                             James H. Gilliam, Jr.
                                             Donald B. Hebb, Jr.
                                             Anne Marie Whittemore



                            STOCK PERFORMANCE CHART

     We are required by the Securities and Exchange Commission to provide you with a five-year comparison of the cumulative total return on our common stock as of December 31, 2001 with that of a broad equity market index and either a published industry index or a peer group index selected by us. We have chosen to use broad market and published industry indices which included our stock in 2001.

     The following chart compares the yearly change in the cumulative return on our common stock with the cumulative total return on the CRSP Total Return Index for Nasdaq Financial Stocks and the S&P 500 Index. The comparison assumes that $100 was invested in Price Group's common stock and in each of the named indices on December 31, 1996, and that all dividends were reinvested.

     Since we do not make or endorse any predictions as to future stock performance, the values in the following columns do not represent projections or estimates of either the annual or cumulative return on our common stock or any of the indices represented.

                  TRPA              CRSP-Fin         S&P500
1996              100               100              100
1997              146               153              133
1998              161               149              171
1999              176               148              208
2000              204               160              189
2001              170               176              166


                                    1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
T. Rowe Price Group, Inc.           $100    $146    $161    $176    $204    $170

CRSP Total Return Index for
Nasdaq Financial Stocks (1)          100     153     149     148     160     176

S&P 500 Index (2)                    100     133     171     208     189     166

(1) The CRSP Total Return Index for Nasdaq Financial Stocks is an index comprised of all financial company American Depository Receipts, domestic common shares and foreign common shares traded on the Nasdaq National Market(registered trademark) and the Nasdaq SmallCap MarketSM, and represents SIC Codes 60 through 67. Price Group's Secretary will provide the names of companies included in this index upon receipt of a stockholder's written request. This index was prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. We have not verified these values independently. Price Group's common stock is included in this index.

(2) Total return performance for the S&P 500 Index also has been provided by CRSP. This index has consistently been presented in prior years as a broad market index. Price Group's common stock has been included in this index since October 13, 1999.



                    CERTAIN OWNERSHIP OF PRICE GROUP'S STOCK

     We have no knowledge at this time of any individual or entity owning, beneficially or otherwise, 5% or more of the outstanding common stock of Price Group.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     We believe that our directors and executive officers have complied with requirements of the Securities and Exchange Commission to report their ownership of Price Group common stock, and transactions which change their ownership, on time with the following exception. Mr. James Kennedy reported a stock gift made in 2000 in a Form 4 filed in March 2001. We do not believe there are any stockholders owning 10% or more of our common stock.


                      SELECTION OF INDEPENDENT ACCOUNTANTS

     On September 6, 2001, we changed our independent accountants because of a preference of the independent directors of Price Group and of the Price funds to have the audits of our financial statements and those of the Price funds performed by different firms. PricewaterhouseCoopers LLP served as the independent accountants for Price Group and each of the Price funds since the time of the merger that created PricewaterhouseCoopers on July 1, 1998. Upon the recommendation of the Audit Committee, our Board of Directors elected to facilitate the desired result by selecting KPMG LLP as Price Group's independent accountants to audit our consolidated financial statements beginning in 2001. PricewaterhouseCoopers remains the independent accountants for each of the Price funds.

     The reports of PricewaterhouseCoopers on our 1999 and 2000 consolidated financial statements did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. From January 1, 1999 through September 6, 2001, we had no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in connection with their reports on our financial statements. From January 1, 1999 through September 6, 2001, we did not have any reportable events listed in Item 304(a)(1)(v) of Regulation S-K.

     From January 1, 1999 through September 6, 2001, we did not consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

     Representatives of KPMG will be present at the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.


             DISCLOSURE OF FEES CHARGED BY INDEPENDENT ACCOUNTANTS

     The following information summarizes the fees charged by KPMG and PricewaterhouseCoopers for certain services rendered to Price Group and its subsidiaries during 2001.

Audit Fees. Fees charged by KPMG for the 2001 audit and the third quarter review of our Form 10-Q were $152,000, of which an aggregate amount of $85,500 had been billed through December 31, 2001. Fees charged by PricewaterhouseCoopers for the first and second quarter reviews of our Form 10-Q were $14,000.

Fees for Financial Information Systems Design and Implementation. None.

All Other Fees. All other fees billed to Price Group by KPMG through December 31, 2001 totaled $226,000, which represented fees for assistance in connection with review of our capital expenditure policies and procedures and business continuity initiatives.


               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Qualified stockholders who want to have proposals presented at the 2003 annual meeting must deliver them to Price Group by November 4, 2002, in order to be considered for inclusion in next year's proxy statement and proxy.


                                 OTHER MATTERS

     We know of no other matters to be presented to you at the meeting. As stated in an earlier section, if other matters are considered at the meeting, the proxies will vote on these matters in accordance with their judgment of the best interests of Price Group.



                                   Exhibit A

                            Audit Committee Charter

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of T. Rowe Price Group, Inc. (the "Corporation") will have the oversight responsibility, authority and duties described in this Charter.


Purpose

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the internal auditors, the independent accountants, financial management and the Board. The Committee's responsibility is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent accountants are responsible for auditing those financial statements. The independent accountants are ultimately accountable to the Committee and the Board for such accountants' audit of the financial statements of the Corporation.

Composition

The Committee shall be appointed annually by the Board and shall comprise at least three directors, each of whom shall meet the independence and financial literacy requirements of the National Association of Securities Dealers (the "NASD"). In addition, at least one member of the Committee will possess accounting or financial management expertise as defined by the NASD. The Board shall designate one member as Chair of the Committee.


Meetings

The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer, the internal auditors and the independent accountants to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the independent accountants, internal auditors or corporate officers.


Duties and Powers

The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate:

Independent Accountants

1. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants.

2. Ensure that the independent accountants prepare and deliver at least annually a formal written statement delineating all relationships between the independent accountants and the Corporation addressing at least the matters set forth in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended.

3. Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

4. Obtain from the independent auditors assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended.

5.   Review the fees charged by the independent accountants.

Internal Auditors

6. Consult with management before the appointment or replacement of the Director of Internal Audit.

7. Review with the Director of Internal Audit the significant reports to management prepared by the internal auditors and management's responses thereto, and also such other reports or matters as the Director of Internal Audit deems necessary or desirable.


Compliance

8. Periodically review with the director of compliance the status of the Corporation's compliance programs.


Financial Statement and Reports

9. Meet at least annually with management, the Director of Audit and the Director of Compliance to review the financial condition, business activities and regulatory compliance status of the corporation's banking subsidiary.

10. Receive and review from management and the independent accountants a timely analysis of significant financial reporting issues and practices.

11. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended.

12. Meet with management, the head of the internal auditors and/or the independent accountants to:

     - review the respective annual audit plans of the independent accountants and internal auditors; - discuss the annual consolidated financial statements;

     - discuss any significant matters arising from any audit or report or communication referred to in items 7, 8 or 9 above relating to the consolidated financial statements;

     - discuss significant proposed or contemplated changes to the Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

     - inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

13. Review the Corporation's quarterly consolidated financial statements with management prior to the filing of the Corporation's Quarterly Report on Form 10-Q, and review with the independent accountants any items identified by them for discussion with the Committee. The Chair of the Committee may represent the entire Committee for purposes of this review.


Reporting and Recommendations

14. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

15. Prepare any report, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

16. Maintain minutes or other records of meetings and activities of the Committee.

17. Report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters and take such other actions as the Committee or the Board may deem necessary or appropriate.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

Annual Review

The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.



T. Rowe Price (registered trademark)





                            T. ROWE PRICE GROUP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                            Thursday, April 11, 2002
                                     10 a.m.

                               HYATT REGENCY HOTEL
                                300 Light Street
                            Baltimore, Maryland 21202

                DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

          The Hyatt Regency Hotel at 300 Light Street (between Conway and Pratt Streets) is located across from the west side of Baltimore's Inner Harbor.

     From the south: Take I-95 north to I-395 (downtown) directly into Baltimore City. Turn right onto Pratt Street and then right onto Light Street.

     From the north: Take I-83 (Jones Falls Expressway) directly into Baltimore City. Turn right onto Lombard Street. Proceed for approximately 2/3 mile and then turn left onto Light Street. Proceed past the intersection of Pratt and Light Streets.

     From the west: Take Route 40 (Baltimore National Pike) east directly into Baltimore City (Edmondson Avenue to Mulberry Street). Turn right onto Martin Luther King Boulevard; proceed south for approximately 1/2 mile and then turn left (east) onto Pratt Street. Proceed east on Pratt Street for approximately 7/8 mile and then right onto Light Street.

     From the east: Take I-95 south through the Inner Harbor Tunnel. Exit at I-395 (downtown) directly into Baltimore City. Turn right onto Pratt Street and then right onto Light Street.

--------------------------------------------------------------------------------
                            T. ROWE PRICE GROUP, INC.
                                   2002 Proxy
          Revocable Proxy Solicited on Behalf of the Board of Directors

I hereby appoint James S. Riepe, George A. Roche, and M. David Testa, together and separately, as proxies to vote all shares of common stock which I have power to vote at the annual meeting of stockholders to be held on Thursday, April 11, 2002, at 10:00 a.m., at the Hyatt Regency Hotel, 300 Light Street, Baltimore, Maryland 21202, and at any adjournments thereof in accordance with the instructions on the reverse side of this proxy card and as if I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place. I also hereby acknowledge receipt of the Notice of Annual Meeting and Proxy Statement dated March 4, 2002.

This proxy, when properly completed and returned, will be voted in the manner directed herein by the stockholder named on the reverse side. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES AND OTHER PROPOSALS LISTED ON THE REVERSE SIDE AND, IN THE DISCRETION OF THE PROXYHOLDER, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.


                        PLEASE VOTE YOUR PROXY PROMPTLY.
                    See reverse side for voting instruction.


"LOGO"                                                         Company #
                                                               Control #

There are three ways to vote your Proxy

Your telephone or internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE - TOLL FREE - 1-800-240-6326 - QUICK *** EASY *** IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until noon (EST) on April 10, 2002.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

o    Follow the simple instructions provided.


VOTE BY INTERNET - http://www.eproxy.com/TROW/ - QUICK ** EASY ** IMMEDIATE
                   ---------------------------

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until noon (EST) on April 10, 2002.

o You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

o    Follow the simple instructions provided.


VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to T. Rowe Price Group, Inc., c/o Shareowner Servicessm , P.O. Box 64873, St. Paul, MN 55164-0873.

    If you vote by phone or the internet, please do not mail your Proxy Card

                       (Arrow) Please detach here (Arrow)
--------------------------------------------------------------------------------

           The Board of Directors Recommends a Vote FOR Items 1 and 2.

1. Election of directors:
   01  Edward C. Bernard      06  James A.C. Kennedy   11  George A. Roche
   02  D. William J. Garrett  07  John H. Laporte      12  Brian C. Rogers
   03  James H. Gilliam, Jr.  08  Richard L. Menschel  13  M. David Testa
   04  Donald B. Hebb, Jr.    09  William T. Reynolds  14  Martin G. Wade
   05  Henry H. Hopkins       10  James S. Riepe       15  Anne Marie Whittemore


[  ] Vote FOR all nominees
     (except as marked)

[  ] Vote WITHHELD
     from all nominees

(Instructions:  To withhold authority to vote for   ___________________________
any indicated  nominee,  write the number(s) of    |                           |
the nominee(s) in the box provided to the right.)  |___________________________|


2. In their discretion, the proxies are authorized to vote upon such other businessand further business as may properly come before the meeting or any adjournments and postponements thereof.

        [ ]   FOR   [ ]   WITHHOLD



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED ORK IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

                           _
Address Change?  Mark Box |_|  Indicate changes below:



                                    Date:_______________________________________

                                     __________________________________________
                                    |                                          |
                                    |__________________________________________|

                                    Signature(s)  in Box

                                    If you are voting by mail, please date and sign exactly as your name appears to the left. When signing as a fiduciary, representative or corporate officer, give full title as such. If you receive more than one proxy card, please vote the shares represented by each card separately.